Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
ACN Group IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
ACN Group of California, Inc.	CA	OptumHealth Care Solutions, Inc.	OptumHealth Physical Health of California
AIM Healthcare Services, Inc.	TN	Ingenix, Inc.	Healthcare Data Solutions Overpayment Recovery Services
A-Life Hospital Coding, LLC	DE	A-Life Medical, Inc.
A-Life Medical, Inc.	CA	Ingenix, Inc.
All Savers Insurance Company	IN	Golden Rule Financial Corporation
All Savers Life Insurance Company of California	CA	Golden Rule Financial Corporation
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	UnitedHealthOne
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation
AmeriChoice of Connecticut, Inc.	CT	AmeriChoice Corporation
AmeriChoice of Georgia, Inc.	GA	AmeriChoice Corporation
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation	UnitedHealthcare Community Plan
Aperture Credentialing, Inc.	DE	Ingenix, Inc.
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare of Arizona, Inc.	UnitedHealthcare Arizona Physicians IPA
Axolotl Corp.	DE	Ingenix, Inc.
Behavioral Healthcare Options, Inc.	NV	Sierra Health Services, Inc.
Blitz 10-622 GmbH	Germany	Ingenix, Inc.
BP Inc.	DE	United HealthCare Services, Inc.

BP Services

BP Services, Inc.

BP Services of Minnesota

BP Insurance Services, Inc.

BP of Minnesota Insurance Services

BPI, Inc.

BPI Services

BPI Services, Inc.

BP Inc. of Delaware

BP Insurance Services

CanReg (Europe) Limited	Ireland	CanReg Inc.
CanReg Inc.	Canada	i3 Canada, Inc.	i3 CanReg
CareMedic Holdings, Inc.	DE	Ingenix, Inc.
CareMedic Systems, Inc.	DE	CareMedic Holdings, Inc.
ChinaGate (Hong Kong) Ltd.	Hong Kong	Ingenix, Inc.
ChinaGate Medicine and Technology Consulting (Shanghai) Co.	China	ChinaGate (Hong Kong) Ltd.
CII Financial, Inc.	CA	Sierra Health Services, Inc.
Citipsych Pty. Ltd.	Australia	PPC Worldwide Unit Trust
ClinPharm International Limited	UK	Ingenix, Inc.
Commonwealth Administrators, LLC	KY	UMR, Inc.
Corporate Support Ltd.	UK	Personal Performance Consultants UK Limited
DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.
DCG Resource Options, LLC	ME	National Benefit Resources, Inc.	Workup, LLC
Definity Health Corporation	DE	United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services Inc.
Disability Consulting Group, LLC	ME	National Benefit Resources, Inc.
Distance Learning Network, Inc.	DE	OptumHealth Holdings, LLC	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	UnitedHealthcare Insurance Company
Electronic Network Systems, Inc.	DE	Ingenix, Inc.
Evercare Collaborative Solutions, Inc.	DE	Ovations, Inc.

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Evercare Hospice, Inc.	DE	Ovations, Inc.

Evercare Hospice

Evercare Hospice and Palliative Care

Evercare Hospice and Palliative Care of Colorado Springs

Evercare Hospice and Palliative Care of Denver

Evercare Palliative Care

Evercare Palliative Services

Evercare Palliative Services of Atlanta

Evercare Palliative Services of Cincinnati

Evercare Palliative Services of Colorado Springs

Evercare Palliative Services of Cleveland

Evercare Palliative Services Denver

Evercare Palliative Services of Dover

Evercare Palliative Services of Eugene

Evercare Palliative Services of Houston

Evercare Palliative Services of Phoenix

Evercare Palliative Services of Portland

Evercare Palliative Services of Salem

Evercare Palliative Services of Tucson

Evercare Palliative Services of Vienna

Evercare of Arizona, Inc.	AZ	Ovations, Inc.
Evercare of New Mexico, Inc.	NM	UnitedHealthcare Insurance Company
Evercare of Texas, L.L.C.	TX	Ovations, Inc.	United Healthcare - Texas UnitedHealthcare Community Plan
Executive Health Resources, Inc.	PA	Ingenix, Inc.
Family Health Care Services	NV	Sierra Health Services, Inc.
Family Home Hospice, Inc.	NV	Sierra Health Services, Inc.	COU, Inc.
Focus EAP Ltd.	UK	Personal Performance Consultants UK Limited
FOHP, Inc.	NJ	Oxford Health Plans LLC
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	UnitedHealthOne
H & W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
Harrington Health Services, Inc.	DE	United HealthCare Services, Inc.
Health Net Insurance of New York, Inc.	NY	Oxford Health Plans LLC
Health Net of Connecticut, Inc.	CT	Oxford Health Plans LLC
Health Net of New Jersey, Inc.	NJ	FOHP, Inc.
Health Net of New York, Inc.	NY	Oxford Health Plans LLC
Health Net Services (Bermuda) Ltd.	Bermuda	Oxford Health Plans LLC
Health Plan of Nevada, Inc.	NV	Sierra Health Services, Inc.
Health Technology Analysts Pty. Limited	Australia	Ingenix Pharmaceutical Services (Australia) Pty. Limited
HealthAllies, Inc.	DE	OptumHealth Holdings, LLC	OptumHealth Allies UnitedHealth Allies
Healthia Consulting, Inc.	MN	Ingenix, Inc.
Healthia Exchange, LLC	MN	Healthia Consulting, Inc.
Hygeia Corporation	DE	UnitedHealth International, Inc.
Hygeia Corporation (Ontario)	Ontario	Hygeia Corporation
i Tres Latin America Costa Rica S.A.	Costa Rica	Ingenix International (Netherlands) B.V.
i3 Asia Pacific (Singapore) Pte. Ltd.	Singapore	Ingenix Pharmaceutical Services, Inc.
i3 Bulgaria EOOD	Bulgaria	Ingenix International (Netherlands) B.V.
i3 Canada, Inc.	Canada	Ingenix Pharmaceutical Services, Inc.	i3 Drug Safety i3 Innovus i3 Pharma Resourcing i3 Renouvellement de Personnel Pharmaceutique i3 Research i3 Statprobe Ingenix Pharmaceutical Services Recherche i3 Services Pharmaceutiques Ingenix
i3 Ingenix (Belgium)	Belgium	Ingenix International (Netherlands) B.V.
i3 Japan LLC	Japan	Ingenix Pharmaceutical Services, Inc.
i3 Korea LLC	Republic of Korea	Ingenix Pharmaceutical Services, Inc.
i3 Latin America Argentina S.A.	Argentina	Ingenix International (Netherlands) B.V.
i3 Latin America Brasil Serviços de Pesquisa Clínica Ltda.	Brazil	Ingenix International (Netherlands) B.V.
i3 Latin America Chile S.A.	Chile	Ingenix International (Netherlands) B.V.
i3 Latin America Perú S.A.	Peru	Ingenix International (Netherlands) B.V.
i3 Latin América Uruguay S.R.L.	Uruguay	Ingenix International (Netherlands) B.V.
i3 LLC	Russia	Ingenix International (Netherlands) B.V.
i3 Pharma Monitoring (Ireland) Limited	Ireland	Ingenix International (Netherlands) B.V.
i3 Poland sp. z.o.o.	Poland	Ingenix Pharmaceutical Services, Inc.
i3 Research d.o.o. Beograd	Serbia	Ingenix International (Netherlands) B.V.

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
i3 Research India Private Limited	India	Ingenix Pharmaceutical Services, Inc.
i3 Research Limited	UK	Ingenix Pharmaceutical Services, Inc.
i3 Sweden AB	Sweden	Ingenix Pharmaceutical Services, Inc.
i3 Switzerland SARL	Switzerland	Ingenix International (Netherlands) B.V.
Information Network Corporation	AZ	AmeriChoice Corporation
Ingenix Holdings, LLC	DE	RIO Holdings, Inc.
Ingenix Innovus (Netherlands) B.V.	Netherlands	Ingenix, Inc.
Ingenix Innovus (Singapore) Pte Ltd	Singapore	Ingenix, Inc.
Ingenix International (Czech Republic), s.r.o.	Czech	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Netherlands) B.V.	Netherlands	Ingenix Pharmaceutical Services, Inc.	i3 Drug Safety i3 Innovus i3 Pharma Resourcing i3 Research
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (Australia) Pty Limited	Australia	Ingenix Pharmaceutical Services (UK) Limited	i3 Innovus i3 Pharma Resourcing i3 Research
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (Spain) SL	Spain	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services, Inc.	i3 Drug Safety i3 Innovus i3 Pharma Resourcing i3 Research
Ingenix Pharmaceutical Services (UK) Limited	UK	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix International (Netherlands) B.V.
Ingenix Pharmaceutical Services Mexico S.A. de C.V.	Mexico	Ingenix International (Netherlands) B.V.
Ingenix Pharmaceutical Services SARL	France	Ingenix Pharmaceutical Services (UK) Limited	i3 Drug Safety i3 Innovus i3 Pharma Resourcing i3 Research
Ingenix Pharmaceutical Services, Inc.	DE	Ingenix, Inc.	i3 Drug Safety i3 Innovus i3 Magnifi i3 Pharma Resourcing i3 Research i3 Statprobe i3 Quality Metric
Ingenix Public Sector Solutions, Inc.	DE	Ingenix, Inc.
Ingenix UK Holdings Limited	UK	RIO Holdings, Inc.
Ingenix, Inc.	DE	Ingenix Holdings, LLC	Reden & Anders
Ingram & Associates, LLC	TN	AIM Healthcare Services, Inc.	Ingram BPO Services, LLC Ingram & Associates, LLC (Tennessee) Ingram & Associates, (Tennessee) LLC
Innovative Cost Solutions, LLC	IL	Ingenix, Inc.
Innoviant Pharmacy, Inc.	PA	Prescription Solutions Holdings, LLC	IPI Pharmaceuticals IPI PHARMACEUTICALS
Innovus Italy S.r.l.	Italy	Ingenix, Inc.
Integris Inc.	DE	Ingenix, Inc.	Bull Services Bull Services Inc. Ingenix Bull Services, Inc. dba Integris Inc.
International Psychological Services Pte. Ltd	Singapore	International Psychological Services Pty, Limited
International Psychological Services Pty, Limited	Australia	PPC Worldwide Holdings Pty. Ltd.
Lifeprint Health, Inc.	DE	Collaborative Care Holdings LLC
LighthouseMD, Inc.	RI	RSB Holdings, Inc.
LLC i3 Ukraine	Ukraine	Ingenix International (Netherlands) B.V.
Lynx Medical Systems Holding Corp.	DE	Picis, Inc.
Lynx Medical Systems, Inc.	WA	Lynx Medical Systems Holding Corp.
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC
MAMSI Life and Health Insurance Company	MD	Mid Atlantic Medical Services, LLC	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY	OptumHealth Care Solutions, Inc.
MD-Individual Practice Association, Inc.	MD	Mid Atlantic Medical Services, LLC	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED M.D. IPA, The Quality Care Health Plan
Mid Atlantic Medical Services, LLC	DE	UnitedHealth Group Incorporated
Midwest Security Care, Inc.	WI	UnitedHealthcare, Inc.
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.
MLH Life Trust	MD	Mid Atlantic Medical Services, LLC

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Mohave Valley Hospital, Inc.	AZ	Southwest Medical Associates, Inc.
National Benefit Resources, Inc.	MN	OptumHealth, LLC	Managed Care Solutions NBR Insurance Services Stop Loss International Corporation
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN	AIM Healthcare Services, Inc.
Nevada Pacific Dental	NV	PacificDental Benefits, Inc.
Northern Nevada Health Network, Inc.	NV	Sierra Health Services, Inc.
OneNet PPO, LLC	MD	UnitedHealthcare Insurance Company
Optimum Choice, Inc.	MD	Mid Atlantic Medical Services, LLC	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
OptumHealth Bank, Inc.	UT	OptumHealth Financial Services, Inc.	Exante Bank
OptumHealth Care Solutions, Inc.	MN	OptumHealth Holdings, LLC	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth Holdings, LLC	DE	RIO Holdings, Inc.
OptumHealth International B.V.	Netherlands	RIO Holdings, Inc.
OptumHealth Investment Advisers, Inc.	DE	OptumHealth Financial Services, Inc.
OptumHealth Specialty Benefits, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth, LLC	DE	United HealthCare Services, Inc.
Ovations, Inc.	DE	United HealthCare Services, Inc.
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	Oxford Agency - Oxford Health Plans, Inc.
PacifiCare Dental of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.
PacifiCare Health Plan Administrators, Inc.	IN	PacifiCare Health Systems, LLC.	Dental Strategies PacifiCare Dental PacifiCare Dental & Vision PacifiCare Dental and Vision PacifiCare Dental & Vision Administrators PacifiCare Dental and Vision Administrators PacifiCare Vision
PacifiCare Health Systems, LLC	DE	UnitedHealth Group Incorporated
PacifiCare International Limited	Ireland	PacifiCare Health Plan Administrators, Inc.
PacifiCare Life and Health Insurance Company	IN	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare Life Assurance Company	CO	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of California	CA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons UnitedHealthcare of California
PacifiCare of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Oklahoma, Inc.	OK	PacifiCare Health Plan Administrators, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
PacifiCare of Oregon, Inc.	OR	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Texas, Inc.	TX	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Washington	WA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacificDental Benefits, Inc.	DE	OptumHealth, LLC	PDS Acquisition Corporation
Passport Coast-to-Coast LLC	DE	United HealthCare Services, Inc.
Personal Performance Consultants India Private Limited	India	OptumHealth International B.V.
Personal Performance Consultants UK Limited	UK	PPC International, L.L.C.
Physicians Heath Plan of Maryland, Inc.	MD	Mid Atlantic Medical Services, LLC
Picis (Wisconsin), Inc.	WI	Picis, Inc.
Picis Research & Development, S.A.	Spain	Picis, Inc.
PICIS Solutions, Inc.	DE	Ingenix, Inc.

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Picis, Inc.	DE	PICIS Solutions, Inc.
Picis, Ltd.	UK	Picis, Inc.
Picis, S.A.S.	France	Picis Research & Development, S.A.
PPC (Shanghai) Management Consulting Co., Ltd	PRC	PPC International, L.L.C.
PPC International II, LLC	MO	United Behavioral Health
PPC International, L.L.C.	MO	RIO Holdings, Inc.
PPC Worldwide Canada EAP Services Ltd.	Canada	PPC International, L.L.C.	Internlock Employee and Family Assistance
PPC Worldwide Holdings Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Management Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Unit Trust	Australia	Personal Performance Consultants UK Limited
ppoONE, Inc.	DE	Ingenix, Inc.
Prescription Solutions Holdings, LLC	DE	RIO Holdings, Inc.
Prime Health, Inc.	NV	Sierra Health Services, Inc.	Med One Works
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.
PsychCME, Inc.	DE	Ingenix, Inc.
QualityMetric Incorporated	DE	Ingenix Pharmaceutical Services, Inc.	i3 QualityMetric
Receivable Process Management, Inc.	GA	Third Millennium Healthcare Systems, Inc.
Red Oak E-Commerce Solutions, Inc.	VA	Ingenix, Inc.
RIO Holdings, Inc.	DE	United HealthCare Services, Inc.
Romania i3 Research Ingenix S.R.L.	Romania	Ingenix International (Netherlands) B.V.
Rx Solutions NY IPA, Inc.	NY	RxSolutions, Inc.
RxSolutions, Inc.	CA	Prescription Solutions Holdings, LLC	Prescription Solutions PRESCRIPTION SOLUTIONS FirstLine Medical
ScriptSwitch Holdings Limited	UK	Ingenix UK Holdings Limited
ScriptSwitch Limited	UK	ScriptSwitch Holdings Limited
Sheridan Re, Inc.	AZ	United HealthCare Services, Inc.
Sierra Health and Life Insurance Company, Inc.	CA	Sierra Health Services, Inc.
Sierra Health Services, Inc.	NV	UnitedHealthcare, Inc.
Sierra Health-Care Options, Inc.	NV	Sierra Health Services, Inc.
Sierra Home Medical Products, Inc.	NV	Sierra Health Services, Inc.	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV	Sierra Health Services, Inc.
Southwest Medical Associates, Inc.	NV	Sierra Health Services, Inc.	Southwest Hospitalist Services Group SMA Lifestyle Center
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.
Spectera of New York, IPA, Inc.	NY	Spectera, Inc.
Spectera, Inc.	MD	OptumHealth, LLC	CARE Programs, a division of Spectera, Inc. Spectera United Optical
The Lewin Group, Inc.	NC	Ingenix Public Sector Solutions, Inc.
Third Millennium Healthcare Systems, Inc.	DE	CareMedic Systems, Inc.
Three Rivers Holdings, Inc.	DE	AmeriChoice Corporation
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.
UMR Care Management, LLLP	DE	United HealthCare Services, Inc.	UMR Care Management, LLP UMR Care Management, LLLP, LTD. ValueCHECK VALUECHECK
UMR, Inc.	DE	United HealthCare Services, Inc.	Avidyn Health Fiserv Health - Wausau Benefits Fiserv Health - Kansas UMR UMR, Inc.
Unimerica Insurance Company	WI	OptumHealth Holdings, LLC	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	UnitedHealthcare Insurance Company
Union Health Solutions, Inc.	CA	PacifiCare Health Systems, LLC.
Unison Administrative Services, LLC	PA	Three Rivers Holdings, Inc.
Unison Health Plan of Delaware, Inc.	DE	Three Rivers Holdings, Inc.
Unison Health Plan of Ohio, Inc.	OH	Three Rivers Holdings, Inc.	Unison Unison Kids Unison ABD Plus Unison Health Plan Unison Advantage
Unison Health Plan of Tennessee, Inc.	TN	Three Rivers Holdings, Inc.	Unison Unison Kids Unison Health Plan Unison Advantage
Unison Health Plan of the Capital Area, Inc.	DC	Three Rivers Holdings, Inc.	Unison Health Plan

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
United Behavioral Health	CA	United HealthCare Services, Inc.	OPTUMHEALTH BEHAVIORAL SOLUTIONS Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation
United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated

AmeriChoice

Center for Health Care Policy and Evaluation

Charter HealthCare, Inc.

Employee Performance Design

Evercare

Healthmarc

HealthPro

Health Professionals Review

Optum

UHC Management

UHC Management Company

UHC Management Company, Inc.

Unimerica Workplace Benefits

United HealthCare Corporation

United HealthCare Management Company, Inc.

United HealthCare Management Services

United HealthCare Services of Minnesota

United HealthCare Services of Minnesota, Inc.

United Resource Networks

United Resource Networks, Inc.

UnitedHealth Products

United Resource Networks IPA of New York, Inc.	NY	OptumHealth Care Solutions, Inc.
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	UnitedHealthcare
UnitedHealth Capital, LLC	DE	United HealthCare Services, Inc.
UnitedHealth Group Incorporated	MN	N/A	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India	UnitedHealth Group International B.V.
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated
UnitedHealth Military & Veterans Services, LLC	DE	United HealthCare Services, Inc.
UnitedHealth Primary Care Limited	UK	UnitedHealth UK Limited
UnitedHealth Primary Care Plus Limited	UK	UnitedHealth UK Limited
UnitedHealth UK Limited	UK	Ingenix UK Holdings Limited
UnitedHealthcare India (Private) Limited	India	UnitedHealth Group International B.V.
UnitedHealthcare Insurance Company	CT	UHIC Holdings, Inc.	UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of New York	NY	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of Ohio	OH	UnitedHealthcare Insurance Company
UnitedHealthcare Insurance Company of the River Valley	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare International Asia, LLC	DE	UnitedHealth Group Incorporated
UnitedHealthcare of Alabama, Inc.	AL	UnitedHealthcare, Inc.
UnitedHealthcare of Arizona, Inc.	AZ	UnitedHealthcare, Inc.
UnitedHealthcare of Arkansas, Inc.	AR	UnitedHealthcare, Inc.	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	UnitedHealthcare, Inc.	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	UnitedHealthcare, Inc.	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	UnitedHealthcare, Inc.	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL	UnitedHealthcare, Inc.
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare Services, Inc.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.
UnitedHealthcare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.
UnitedHealthcare of New England, Inc.	RI	United HealthCare Services, Inc.	Ocean State Physicians Health Plan
UnitedHealthcare of New York, Inc.	NY	AmeriChoice Corporation	AmeriChoice
UnitedHealthcare of North Carolina, Inc.	NC	UnitedHealthcare, Inc.
UnitedHealthcare of Ohio, Inc.	OH	United HealthCare Services, Inc.
UnitedHealthcare of Pennsylvania, Inc.	PA	Three Rivers Holdings, Inc.	Unison Health Plan & Unison Advantage
UnitedHealthcare of South Carolina, Inc.	SC	Three Rivers Holdings, Inc.
UnitedHealthcare of Tennessee, Inc.	TN	UnitedHealthcare, Inc.
UnitedHealthcare of Texas, Inc.	TX	UnitedHealthcare, Inc.
UnitedHealthcare of the Great Lakes Health Plan, Inc.	MI	AmeriChoice Corporation
UnitedHealthcare of the Mid-Atlantic, Inc.	MD	UnitedHealthcare, Inc.
UnitedHealthcare of the Midlands, Inc.	NE	UnitedHealthcare, Inc.
UnitedHealthcare of the Midwest, Inc.	MO	UnitedHealthcare, Inc.
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare, Inc.

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare, Inc.	UNITEDHEALTHCARE OF WISCONSIN-PERSONAL CARE PLUS
UnitedHealthcare Plan of the River Valley, Inc.	IL	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare Service LLC	DE	UnitedHealthcare Insurance Company
UnitedHealthcare Services Company of the River Valley, Inc.	DE	UnitedHealthcare, Inc.
UnitedHealthcare, Inc.	DE	United HealthCare Services, Inc.
UnitedHealthOne Agency, Inc.	IN	Golden Rule Financial Corporation	UnitedOne Insurance Agency
Wellness, Inc.	IL	OptumHealth Care Solutions, Inc.	Illinois Wellness, Inc. Wellness, Inc. (Illinois) Wellness, Inc. of Illinois
Worldwide Clinical Trials, SL	Spain	Ingenix, Inc.